UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2019

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55765 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 29, 2019, Inland Residential Properties Trust, Inc. (the “Company”), through IRESI Frederick Market Square, L.L.C., an indirect wholly owned subsidiary of the Company (the “Retreat Subsidiary”) completed the previously disclosed sale of a 194,732 square foot 206-unit multifamily community located at 300 Cormorant Place, Frederick, Maryland, commonly known as “The Retreat at Market Square” (the “Property”) pursuant to an agreement dated February 12, 2019 (the “Agreement”). The buyers of the Property are 515 Retreat LLC and Retreat Co-Tenant LLC (assignees of the previously disclosed buyer, 515 22nd Street Limited Partnership), unaffiliated third parties. At the closing, the Company received net proceeds of approximately $18.8 million representing the purchase price of $47.0 million, net of closing costs, commissions, and certain prorations and adjustments, and the full repayment of approximately $27.5 million in mortgage debt that encumbered the Property.

For additional information, reference is made to the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Filed as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference in this Item 7.01, is a copy of a press release issued by the Company on April 4, 2019 announcing the sale of the Property.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Second Liquidating Distribution

On April 2, 2019, the Company declared a second liquidating distribution (the “Second Liquidating Distribution”) of $8.59 per share to the record holders of shares of the Company’s Class A common stock (“Class A Shares”) as of the close of business on April 2, 2019. The Second Liquidating Distribution will be paid on or around April 10, 2019 from the net proceeds of the sale of the Property. The Company paid an initial liquidating distribution on January 25, 2019 of $4.53 per share to the record holders of Class A Shares as of the close of business on January 25, 2019.

Estimated Per Share NAV

Upon the payment of the Second Liquidating Distribution, the previously estimated per share net asset value (“NAV”) as of February 1, 2019 of $16.06 will be reduced to $7.47, reflecting payment of the Second Liquidating Distribution of $8.59. There were no material changes between the estimated net proceeds from the Property used to calculate the estimated per share NAV as of February 1, 2019 and the actual net proceeds from the Property, and there have been no changes between February 1, 2019 and the date of this Current Report on Form 8-K that the Company’s business manager believes would otherwise materially impact the estimated per share NAV.

Please see the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2019 for a complete discussion of the methodologies, assumptions and limitations used to determine the estimated per share NAV as of February 1, 2019.

Item 9.01	Financial Statements and Exhibits.

(b)       Pro forma financial information.

Unaudited pro forma consolidated statement of net assets as of December 31, 2018 reflecting the sale of the Property is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

(d)       Exhibits.

Exhibit No.	Description
10.1	Purchase and Sale Agreement between IRESI Frederick Market Square, L.L.C. and 515 22nd Street Limited Partnership, dated February 12, 2019 (incorporated by reference to Exhibit 10.34 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2019)
99.1	Press release, dated April 4, 2019
99.2	Unaudited pro forma consolidated statement of net assets as of December 31, 2018

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as “may”, “can”, “would”, “will”, “expect”, “intend”, “estimate”, “anticipate”, “plan”, “seek”, “appear”, or “believe”. Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to the sale of the Company’s remaining real estate asset, general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in the Company’s most recent Form 10-K for the year ended December 31, 2018 filed on March 29, 2019 with the SEC.

Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this Current Report on Form 8-K. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the applicable cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	April 4, 2019	By:	/s/ Mitchell A. Sabshon
		Name:	Mitchell A. Sabshon
		Title	President and Chief Executive Officer